Exhibit 10.2

FIRST AMENDMENT TO THE AMENDED AND RESTATED UNITED STATES TAX AGREEMENT

for

NCL CORPORATION LTD.

This First Amendment (this “Amendment”) to the AMENDED AND RESTATED UNITED STATES TAX AGREEMENT of NCL Corporation Ltd., a company organized under the laws of Bermuda is made effective as of April 9, 2014, by Norwegian Cruise Line Holdings Ltd., a company organized under the laws of Bermuda and the Members, as defined in the Agreement.

A. The Members and the Company entered into that certain AMENDED AND RESTATED UNITED STATES TAX AGREEMENT on January 24, 2013 (the “Agreement”).

B. The Company and the Members desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the Agreement shall be amended as follows:

1. Tax Distributions. Section 3(b)(i) of the Agreement shall be amended by adding the following sentence to the end of such Section:

“Notwithstanding the forgoing, the Company shall not be required to make a Tax Distribution pursuant to this Section 3(b) to any Member who is not a current director, officer or employee of the Company or any of its affiliates at the time such distribution is to be made, as determined in the sole discretion of the Company.”

2. Miscellaneous. Except to the extent set for in this Amendment, the Agreement remains in full force and effect. If the provisions of this Amendment conflict with the provisions of the Agreement, then the provisions of this Amendment shall prevail.

3. Governing Law. This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

4. Counterparts. This Amendment may be executed in any number of counterparts, including by facsimile transmission, with the effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Kevin M. Sheehan
Name: Kevin M. Sheehan Title: President and Chief Executive Officer